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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 12, 2004

                        SkillSoft Public Limited Company
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               (Exact name of registrant as specified in charter)

   Republic of Ireland              0-25674                     None
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 (State or other juris-           (Commission               (IRS Employer
diction of incorporation          File Number)            Identification No.)


         107 Northeastern Boulevard
            Nashua, New Hampshire                               03062
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  (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (603) 324-3000

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          (Former name or former address, if changed since last report)


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ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 12, 2004, SkillSoft Public Limited Company announced its outlook for the fiscal year ended January 31, 2004 and financial targets for its fiscal year ending January 31, 2005. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 12, 2004                 SKILLSOFT PUBLIC LIMITED COMPANY

                                      By:  /s/ Charles E. Moran
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                                           Charles E. Moran
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.            Description
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99.1                   Press release dated March 12, 2004